Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Financial Officer of Norcraft Holdings, L.P. and Norcraft Companies, L.P. (together, the “Company”), does hereby certify that to the undersigned’s knowledge:

1) the Company’s Quarterly Report on Form 10-Q for the period ending September 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in the Company’s Quarterly Report on Form 10-Q for the period ending September 30, 2007 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2007	/s/ Leigh Ginter
Leigh Ginter – Chief Financial Officer
(Chief Accounting Officer)

A signed original of this written statement, required by Section 906, has been provided to Norcraft Holdings, L.P. and Norcraft Companies, L.P. and will be retained by Norcraft Holdings, L.P. and Norcraft Companies, L.P. and furnished to the Securities and Exchange Commission or its staff upon request.